Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of LogicBio Therapeutics, Inc. (the “Company”) for the quarter ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to the best of his or her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 15, 2022	/s/ Frederic Chereau
Frederic Chereau President and Chief Executive Officer

Dated: August 15, 2022	/s/ Cecilia Jones
Cecilia Jones Chief Financial Officer